UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2009

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 7.01.	Regulation FD Disclosure

A copy of an email message sent to all employees of Harleysville from President and CEO Paul Geraghty dated July 27, 2009 is attached as Exhibit 99.2 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

A copy of key messages sent to all employees of Harleysville dated July 27, 2009 is attached as Exhibit 99.3 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

A copy of a customer Q&A sent to all employees of Harleysville dated July 27, 2009 is attached as Exhibit 99.4 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

A copy of key shareholder messages sent to all employees of Harleysville dated July 27, 2009 is attached as Exhibit 99.5 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 8.01.	Other Events.

On July 27, 2009, Harleysville National Corporation (“Harleysville”) issued a joint press release with First Niagara Financial Group, Inc. (“First Niagara”), announcing the execution of an Agreement and Plan of Merger, dated as of July 27, 2009, by and among Harleysville, a Pennsylvania corporation, and First Niagara, a Delaware corporation. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein.

Additional Information

First Niagara and Harleysville will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Niagara and Harleysville, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus also can be obtained, when available and without charge, by directing a request to First Niagara Financial Group, Inc., Attention: Anthony M. Alessi, Investor Relations, 6950 South Transit Road, P.O. Box 514, Lockport, New York 14095-0514, (716) 625-7692, or to Harleysville National Corporation, 483 Main Street, Harleysville, Pennsylvania 19438, Attention: Noel Devine (215) 256-8851 ext 61703.

Harleysville, First Niagara and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Harleysville in connection with the acquisition. Information about the directors and executive officers of Harleysville and their ownership of Harleysville common stock is set forth in Harleysville’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at Harleysville’s address in the preceding paragraph. Information about the directors and executive officers of First Niagara is set forth in First Niagara’s most recent proxy statement filed with the SEC and available at the SEC’s Internet site and from First Niagara at the address set forth in the preceding paragraph.

Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated July 27, 2009

99.2	Email message sent to all employees of Harleysville from Paul Geraghty dated July 27, 2009

99.3	Key messages sent to all employees of Harleysville dated July 27, 2009

99.4	Customer Q&A sent to all employees of Harleysville dated July 27, 2009

99.5	Key Shareholder Messages sent to all employees of Harleysville dated July 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: July 27, 2009	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated July 27, 2009.

99.2	Email message sent to all employees of Harleysville from Paul Geraghty dated July 27, 2009

99.3	Key messages sent to all employees of Harleysville dated July 27, 2009

99.4	Customer Q&A sent to all employees of Harleysville dated July 27, 2009

99.5	Key Shareholder Messages sent to all employees of Harleysville dated July 27, 2009

4